2
                                                  Exhibit (d)(i) under Form N-1A
                                                 Exhibit (10) under 601/Reg. S-K


Adviser name changed to Federated Investment Management Company effective
3/31/99

                         MONEY MARKET OBLIGATIONS TRUST

                          INVESTMENT ADVISORY CONTACT

      This Contract is made between FEDERATED MANAGEMENT, an investment adviser registered under the Investment Advisers Act of 1940 having its principal place of business in Pittsburgh, Pennsylvania (the "Adviser"), and MONEY MARKET OBLIGATIONS TRUST, a Massachusetts business trust having its principal place of business in Pittsburgh, Pennsylvania (the "Trust").

      WHEREAS, the Trust is an open-end management investment company as that term is defined in the Investment Company Act of 1940 (the "Act") and is registered as such with the Securities and Exchange Commission; and

      WHEREAS, the Adviser is engaged in the business of rendering investment advisory and management services.

      NOW, THEREFORE, the parties hereto, intending to be legally bound, agree as follows:

      1. The Trust hereby appoints Adviser as Investment Adviser for each of the portfolios ("Funds") of the Trust on whose behalf the Trust executes an exhibit to this Contract, and Adviser, by its execution of each such exhibit, accepts the appointments. Subject to the direction of the Trustees of the Trust, Adviser shall provide investment research and supervision of the investments of the Funds and conduct a continuous program of investment evaluation and of appropriate sale or other disposition and reinvestment of each Fund's assets.

      2. Adviser, in its supervision of the investments of each of the Funds will be guided by each of the Fund's fundamental investment policies and the provisions and restrictions contained in the Declaration of Trust and By-Laws of the Trust and as set forth in the Registration Statements and exhibits as may be on file with the Securities and Exchange Commission.

      3. Each Fund shall pay or cause to be paid,, on behalf of each Fund, all of the Fund's expenses and the Fund's allocable share of Trust expenses, including, without limitation, the expenses of organizing the Trust and continuing its existence; fees and expenses of officers and Trustees of the Trust; fees for investment advisory services and personnel and administrative services; fees and expenses of preparing and its Registration Statements under the Securities Act of 1933 and any amendments thereto; expense of registering and qualifying the Trust, the Funds, and Shares of the Funds ("Shares") under federal and state laws and regulations; expenses of preparing, printing, and distributing prospectuses (and any amendments thereto) and sales literature to current shareholders; interest expense, taxes, fees, and commissions of every kind; expenses of issue (including cost of Share certificates), purchase, repurchase, and redemption of Shares, including expenses attributable to a program of periodic issue; charges and expenses of custodians, transfer agents, dividend disbursing agents, shareholder servicing agents, and registrars; printing and mailing costs, auditing, accounting, and legal expenses; reports to shareholders and governmental officers and commissions; expenses of meetings of Trustees and shareholders and proxy solicitations therefor; insurance expenses; association membership dues; and such nonrecurring items as may arise, including all losses and liabilities incurred in administering the Trust and the Funds. The Trust will also pay each Fund's allocable share of such extraordinary expenses as may arise including expenses incurred in connection with litigation, proceedings, and claims and the legal obligations of the Trust to indemnify its officers and Trustees and agents with respect thereto.

      4. The Trust, on behalf of each of the Funds shall pay to Adviser, for all services rendered to such Fund by Adviser hereunder, the fees set forth in the exhibits attached hereto.

      5. The Adviser may from time to time and for such periods as it deems appropriate reduce its compensation (and, if appropriate, assume expenses of one or more of the Funds) to the extent that any Fund's expenses exceed such lower expense limitation as the Adviser may, by notice to the Fund, voluntarily declare to be effective.

      6. This Contract shall begin for each Fund as of the date that the Trust executes an exhibit to this Contract relating to such Fund. This contract shall remain in effect for each Fund until the first meeting of Shareholders held after the execution date of an exhibit relating to the respective Fund, and if approved at such meeting by the shareholders of a particular Fund, shall continue in effect for such Fund for two years from the date of its execution and from year to year thereafter, subject to the provisions for termination and all of the other terms and conditions hereof if: (a) such continuation shall be specifically approved at least annually by the vote of a majority of the Trustees of the Trust, including a majority of the Trustees who are not parties to this Contract or interested persons of any such party (other than as Trustees f the Trust) cast in person at a meeting called for that purpose; and (b) Adviser shall not have notified the Trust in writing at least sixty (60) days prior to the anniversary date of this Contract in any year thereafter that it does not desire such continuation with respect to that Fund.

      7. Notwithstanding any provision in this Contract, it may be terminated at any time with respect to any Fund, without the payment of any penalty, by the Trustees of the Trust or by a vote of the majority of the outstanding voting securities of that Fund, as defined in Section 2(a)(42) of the Act on sixty (60) days' written notice to Adviser.

      8. This Contact may not be assigned by Adviser and shall automatically terminate in the event of any assignment. Adviser may employ or contract with such other person, persons, corporation, or corporations at its own cost and expense as it shall determine in order to assist it in carrying out this Contract.

      9. In the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of the obligations or duties under this Contract on the part of Adviser, Adviser shall not be liable to the Trust or to any of the Funds or to any shareholder for any act or omission in the course of or connected in any way with rendering services or for any losses that may be sustained in the purchase, holding, or sale of any security.

      10. This Contract may be amended at any time by agreement of the parties provided that the amendment shall be approved both by the vote of a majority of the Trustees of the Trust, including a majority of the Trustees who are not parties to this Contract or interested persons of any such party to this Contract (other than as Trustees of the Trust) cast in person at a meeting called for that purpose, and, where required by Section 15(a)92) of the Act, on behalf of a Fund by a majority of the outstanding voting securities of such Fund as defined in Section 2(a)(42) of the Act.

      11. The Adviser acknowledges that all sales literature for investment companies (such as the Trust) are subject to strict regulatory oversight. The Adviser agrees to submit any proposed sales literature for the Trust (or any Fund) or for itself or its affiliates which mentions the Trust (or any Fund) to the Trust's distributor for review and filing with the appropriate regulatory authorities prior to the public release of any such sales literature. The Trust agrees to cause its distributors to promptly review all such sales literature to ensure compliance with relevant requirements, to promptly advise Adviser of any deficiencies contained in such sales literature, to promptly file complying sales literature with the relevant authorities, and to cause such sales literature to be distributed to prospective investors in the Trust.

      12. Adviser is hereby expressly put on notice of the limitation of liability as set forth in Article XI of the Declaration of Trust and agrees that the obligations pursuant to this Contract of a particular Fund and of the Trust with respect to that particular fund be limited solely to the assets of that particular Fund, and Adviser shall not seek satisfaction of any such obligation from any other Fund, the shareholders of any Fund, the Trustees, officers, employees or agents of the Trust, or any of them.

      13. This Contract shall be construed in accordance with and governed by the laws of the Commonwealth of Pennsylvania.

      14. This Contract will become binding on the parties hereto upon their execution of the attached exhibits to this Contract.

                                   EXHIBIT A
                                     to the
                          Investment Advisory Contract

                          GOVERNMENT OBLIGATIONS FUND

      For all services rendered by Adviser hereunder, the Trust shall pay to Adviser and Adviser agrees to accept as full compensation for all services rendered hereunder, an annual investment advisory fee equal to .20 of 1% of the average daily net assets of the Fund.

      The portion of the fee based upon the average daily net assets of the Fund shall be accrued daily at the rate of 1/365th of .20 of 1% applied to the daily net assets of the Fund.

      The advisory fee so accrued shall be paid to Adviser daily.

      Witness the due execution hereof this 11th day of December, 1989.

Attest:                             FEDERATED MANAGEMENT

/s/ John W. McGonigle               By:/s/ Mark L. Mallon
                     Secretary            Executive Vice President


Attest:                             MONEY MARKET OBLIGATIONS TRUST

/s/ John W. McGonigle               By:/s/ Glen R. Johnson
                               Secretary Vice President
                                   EXHIBIT B
                                     to the
                          Investment Advisory Contract

                             PRIME OBLIGATIONS FUND

      For all services rendered by Adviser hereunder, the Trust shall pay to Adviser and Adviser agrees to accept as full compensation for all services rendered hereunder, an annual investment advisory fee equal to .20 of 1% of the average daily net assets of the Fund.

      The portion of the fee based upon the average daily net assets of the Fund shall be accrued daily at the rate of 1/365th of .20 of 1% applied to the daily net assets of the Fund.

      The advisory fee so accrued shall be paid to Adviser daily.

      Witness the due execution hereof this 11th day of December, 1989.

Attest:                             FEDERATED MANAGEMENT

/s/ John W. McGonigle               By:/s/ Mark L. Mallon
                     Secretary            Executive Vice President


Attest:                             MONEY MARKET OBLIGATIONS TRUST

/s/ John W. McGonigle               By:/s/ Glen R. Johnson
                     Secretary                      Vice President

Prime Plus Obligations Fund was terminated on 2/28/91

                                   EXHIBIT C
                                     to the
                          Investment Advisory Contract

                          PRIME PLUS OBLIGATIONS FUND

      For all services rendered by Adviser hereunder, the Trust shall pay to Adviser and Adviser agrees to accept as full compensation for all services rendered hereunder, an annual investment advisory fee equal to .20 of 1% of the average daily net assets of the Fund.

      The portion of the fee based upon the average daily net assets of the Fund shall be accrued daily at the rate of 1/365th of .20 of 1% applied to the daily net assets of the Fund.

      The advisory fee so accrued shall be paid to Adviser daily.

      Witness the due execution hereof this 11th day of December, 1989.

Attest:                             FEDERATED MANAGEMENT

/s/ John W. McGonigle               By:/s/ Mark L. Mallon
                     Secretary            Executive Vice President


Attest:                             MONEY MARKET OBLIGATIONS TRUST

/s/ John W. McGonigle               By:/s/ Glen R. Johnson
                     Secretary                      Vice President

                                   EXHIBIT D
                                     to the
                          Investment Advisory Contract

                           TAX-FREE OBLIGATIONS FUND

      For all services rendered by Adviser hereunder, the Trust shall pay to Adviser and Adviser agrees to accept as full compensation for all services rendered hereunder, an annual investment advisory fee equal to .20 of 1% of the average daily net assets of the Fund.

      The portion of the fee based upon the average daily net assets of the Fund shall be accrued daily at the rate of 1/365th of .20 of 1% applied to the daily net assets of the Fund.

      The advisory fee so accrued shall be paid to Adviser daily.

      Witness the due execution hereof this 11th day of December, 1989.

Attest:                             FEDERATED MANAGEMENT

/s/ John W. McGonigle               By:/s/ Mark L. Mallon
                     Secretary            Executive Vice President


Attest:                             MONEY MARKET OBLIGATIONS TRUST

/s/ John W. McGonigle               By:/s/ Glen R. Johnson
                     Secretary                      Vice President

                                   EXHIBIT E
                                     to the
                          Investment Advisory Contract

                           TREASURY OBLIGATIONS FUND

      For all services rendered by Adviser hereunder, the Trust shall pay to Adviser and Adviser agrees to accept as full compensation for all services rendered hereunder, an annual investment advisory fee equal to .20 of 1% of the average daily net assets of the Fund.

      The portion of the fee based upon the average daily net assets of the Fund shall be accrued daily at the rate of 1/365th of .20 of 1% applied to the daily net assets of the Fund.

      The advisory fee so accrued shall be paid to Adviser daily.

      Witness the due execution hereof this 11th day of December, 1989.

Attest:                             FEDERATED MANAGEMENT

/s/ John W. McGonigle               By:/s/ Mark L. Mallon
                     Secretary            Executive Vice President


Attest:                             MONEY MARKET OBLIGATIONS TRUST

/s/ John W. McGonigle               By:/s/ Glen R. Johnson
                     Secretary                      Vice President

EXHIBIT F never done. - skipped to Exhibit G!


                                   EXHIBIT G
                                     to the
                          Investment Advisory Contract

                        AUTOMATED CASH MANAGEMENT TRUST

      For all services rendered by Adviser hereunder, the Trust shall pay to Adviser and Adviser agrees to accept as full compensation for all services rendered hereunder, an annual investment advisory fee equal to .50 of 1% of the average daily net assets of the Fund.

      The portion of the fee based upon the average daily net assets of the Fund shall be accrued daily at the rate of 1/365th of .50 of 1% applied to the daily net assets of the Fund.

      The advisory fee so accrued shall be paid to Adviser daily.

      Witness the due execution hereof this 1st day of June, 1994.

Attest:                             FEDERATED MANAGEMENT

/s/ S. Elliott Cohan                By:/s/ Mark L. Mallon
           Assistant Secretary            Executive Vice President


Attest:                             MONEY MARKET OBLIGATIONS TRUST

/s/ Jeannette Fisher-Garber         By:/s/ J. Christopher Donahue
           Assistant Secretary                           President

                                   EXHIBIT H
                                     to the
                          Investment Advisory Contract

                             FEDERATED MASTER TRUST

      For all services rendered by Adviser hereunder, the Trust shall pay to Adviser and Adviser agrees to accept as full compensation for all services rendered hereunder, an annual investment advisory fee equal to .40 of 1% of the average daily net assets of the Fund.

      The portion of the fee based upon the average daily net assets of the Fund shall be accrued daily at the rate of 1/365th of .40 of 1% applied to the daily net assets of the Fund.

      The advisory fee so accrued shall be paid to Adviser daily.

      Witness the due execution hereof this 1st day of April, 1999.

                              FEDERATED INVESTMENT
                                    MANAGEMENT COMPANY


                              By:  /s/ G. Andrew Bonnewell
                              Name:  G. Andrew Bonnewell
                              Title:  Vice President


                              MONEY MARKET OBLIGATIONS TRUST


                              By:  /s/ Richard B. Fisher
                              Name:  Richard B. Fisher
                              Title:  Vice President

                                   EXHIBIT I
                                     to the
                          Investment Advisory Contract

                   FEDERATED SHORT-TERM U.S. GOVERNMENT TRUST

      For all services rendered by Adviser hereunder, the Trust shall pay to Adviser and Adviser agrees to accept as full compensation for all services rendered hereunder, an annual investment advisory fee equal to .40 of 1% of the average daily net assets of the Fund.

      The portion of the fee based upon the average daily net assets of the Fund shall be accrued daily at the rate of 1/365th of .40 of 1% applied to the daily net assets of the Fund.

      The advisory fee so accrued shall be paid to Adviser daily.

      Witness the due execution hereof this 1st day of April, 1999.

                              FEDERATED INVESTMENT
                                    MANAGEMENT COMPANY

                              By:  /s/ G. Andrew Bonnewell
                              Name:  G. Andrew Bonnewell
                              Title:  Vice President


                              MONEY MARKET OBLIGATIONS TRUST

                              By:  /s/ Richard B. Fisher
                              Name:  Richard B. Fisher
                              Title:  Vice President

                                   EXHIBIT J
                                     to the
                          Investment Advisory Contract

                               LIQUID CASH TRUST

      For all services rendered by Adviser hereunder, the Trust shall pay to Adviser and Adviser agrees to accept as full compensation for all services rendered hereunder, an annual investment advisory fee equal to .40 of 1% of the average daily net assets of the Fund.

      The portion of the fee based upon the average daily net assets of the Fund shall be accrued daily at the rate of 1/365th of .40 of 1% applied to the daily net assets of the Fund.

      Adviser shall reimburse the Fund (limited to the amount of the gross investment advisory fee computed in accordance with the above provision in any fiscal year or portion thereof, the amount, if any, by which the aggregate normal operating expenses of the Fund, including the gross investment advisory fee but excluding interest, taxes, brokerage commissions, Federal and state registration fees, expenses of withholding taxes, and extraordinary expenses for such fiscal year or portion thereof exceed .45 of 1% (or in the case of a portion of a fiscal year, .45 of 1% multiplied by the number of calendar months in such period) of the average daily net assets of the Fund for such period. This obligation does not include any expenses incurred by shareholders who choose to avail themselves of the Transfer Agent's sub-accounting facilities. Such reimbursement will be accounted for and adjusted annually in accordance with generally accepted accounting principles and any Rules and Regulations of the Securities and Exchange Commission applicable thereto.

      The advisory fee so accrued shall be paid to Adviser daily.

      Witness the due execution hereof this 1st day of April, 1999.

                              FEDERATED INVESTMENT
                                    MANAGEMENT COMPANY

                              By:  /s/ G. Andrew Bonnewell
                              Name:  G. Andrew Bonnewell
                              Title:  Vice President


                              MONEY MARKET OBLIGATIONS TRUST

                              By:  /s/ Richard B. Fisher
                              Name:  Richard B. Fisher
                              Title:  Vice President

                                   EXHIBIT K
                                     to the
                          Investment Advisory Contract

                       TRUST FOR GOVERNMENT CASH RESERVES

      For all services rendered by Adviser hereunder, the Trust shall pay to Adviser and Adviser agrees to accept as full compensation for all services rendered hereunder, an annual investment advisory fee equal to .40 of 1% of the average daily net assets of the Fund.

      The portion of the fee based upon the average daily net assets of the Fund shall be accrued daily at the rate of 1/365th of .40 of 1% applied to the daily net assets of the Fund.

      The advisory fee so accrued shall be paid to Adviser daily.

      Witness the due execution hereof this 1st day of April, 1999.

                              FEDERATED INVESTMENT
                                    MANAGEMENT COMPANY

                              By:  /s/ G. Andrew Bonnewell
                              Name:  G. Andrew Bonnewell
                              Title:  Vice President


                              MONEY MARKET OBLIGATIONS TRUST

                              By:  /s/ Richard B. Fisher
                              Name:  Richard B. Fisher
                              Title:  Vice President

                                   EXHIBIT L
                                     to the
                          Investment Advisory Contract

                TRUST FOR SHORT-TERM U.S. GOVERNMENT SECURITIES

      For all services rendered by Adviser hereunder, the Trust shall pay to Adviser and Adviser agrees to accept as full compensation for all services rendered hereunder, an annual investment advisory fee equal to .40 of 1% of the average daily net assets of the Fund.

      The portion of the fee based upon the average daily net assets of the Fund shall be accrued daily at the rate of 1/365th of .40 of 1% applied to the daily net assets of the Fund.

      Adviser shall reimburse the Fund (limited to the amount of the gross investment advisory fee computed in accordance with the above provision in any fiscal year or portion thereof, the amount, if any, by which the aggregate normal operating expenses of the Fund, including the gross investment advisory fee but excluding interest, taxes, brokerage commissions, expenses of registering and qualifying the Fund and its Shares under Federal and State laws, expenses of withholding taxes, and extraordinary expenses for such fiscal year or portion thereof exceed .45 of 1% (or in the case of a portion of a fiscal year, .0375 of 1% multiplied by the number of calendar months in such period) of the average daily net assets of the Fund for such period. This obligation does not include any expenses incurred by shareholders who choose to avail themselves of the Transfer Agent's sub-accounting facilities. Such reimbursement will be accounted for and adjusted annually in accordance with generally accepted accounting principles and any Rules and Regulations of the Securities and Exchange Commission applicable thereto.

      The advisory fee so accrued shall be paid to Adviser daily.

      Witness the due execution hereof this 1st day of April, 1999.

                              FEDERATED INVESTMENT
                                    MANAGEMENT COMPANY

                              By:  /s/ G. Andrew Bonnewell
                              Name:  G. Andrew Bonnewell
                              Title:  Vice President


                              MONEY MARKET OBLIGATIONS TRUST

                              By:  /s/ Richard B. Fisher
                              Name:  Richard B. Fisher
                              Title:  Vice President

                                   EXHIBIT M
                                     to the
                          Investment Advisory Contract

                      TRUST FOR U.S. TREASURY OBLIGATIONS

      For all services rendered by Adviser hereunder, the Trust shall pay to Adviser and Adviser agrees to accept as full compensation for all services rendered hereunder, an annual investment advisory fee equal to .40 of 1% of the average daily net assets of the Fund.

      The portion of the fee based upon the average daily net assets of the Fund shall be accrued daily at the rate of 1/365th of .40 of 1% applied to the daily net assets of the Fund.

      Adviser shall reimburse the Fund (limited to the amount of the gross investment advisory fee computed in accordance with the above provision in any fiscal year or portion thereof, the amount, if any, by which the aggregate normal operating expenses of the Fund, including the gross investment advisory fee but excluding interest, taxes, brokerage commissions, expenses of registering and qualifying the Fund and its Shares under Federal and state laws, expenses of withholding taxes, and extraordinary expenses for such fiscal year or portion thereof exceed .45 of 1% (or in the case of a portion of a fiscal year, .0375 of 1% multiplied by the number of calendar months in such period) of the average daily net assets of the Fund for such period. This obligation does not include any expenses incurred by shareholders who choose to avail themselves of the Transfer Agent's sub-accounting facilities. Such reimbursement will be accounted for and adjusted annually in accordance with generally accepted accounting principles and any Rules and Regulations of the Securities and Exchange Commission applicable thereto.

      The advisory fee so accrued shall be paid to Adviser daily.

      Witness the due execution hereof this 1st day of April, 1999.

                              FEDERATED INVESTMENT
                                    MANAGEMENT COMPANY

                              By:  /s/ G. Andrew Bonnewell
                              Name:  G. Andrew Bonnewell
                              Title:  Vice President


                              MONEY MARKET OBLIGATIONS TRUST

                              By:  /s/ Richard B. Fisher
                              Name:  Richard B. Fisher
                              Title:  Vice President

                                   EXHIBIT N
                                     to the
                          Investment Advisory Contract

                        AUTOMATED GOVERNMENT MONEY TRUST

      For all services rendered by Adviser hereunder, the Trust shall pay to Adviser and Adviser agrees to accept as full compensation for all services rendered hereunder, an annual investment advisory fee equal to .50 of 1% of the average daily net assets of the Fund.

      The portion of the fee based upon the average daily net assets of the Fund shall be accrued daily at the rate of 1/365th of .50 of 1% applied to the daily net assets of the Fund.

      The advisory fee so accrued shall be paid to Adviser daily.

      Witness the due execution hereof this 1st day of April, 1999.

                              FEDERATED INVESTMENT
                                    MANAGEMENT COMPANY


                              By:  /s/ G. Andrew Bonnewell
                              Name:  G. Andrew Bonnewell
                              Title:  Vice President


                              MONEY MARKET OBLIGATIONS TRUST


                              By:  /s/ Richard B. Fisher
                              Name:  Richard B. Fisher
                              Title:  Vice President


                                   EXHIBIT O
                                     to the
                          Investment Advisory Contract

                   LIBERTY U.S. GOVERNMENT MONEY MARKET TRUST

      For all services rendered by Adviser hereunder, the Trust shall pay to Adviser and Adviser agrees to accept as full compensation for all services rendered hereunder, an annual gross investment advisory fee ranging from 0.5% on the first $500 million of average daily net assets of the Trust to 0.4% on average daily net assets in excess of $2 billion as specified below:

    INVESTMENT ADVISORY FEE         AVERAGE DAILY NET ASSETS
                                          OF THE TRUST

            .5%                          on the first $500 million
            .475%                        on the next $500 million
            .45%                         on the next $500 million
            .425%                        on the next $500 million
            .4%                          thereafter

      Such fee shall be accrued daily at the rate of 1/365th of the investment advisory fee as set forth in the schedule above applied to the daily net assets of the Trust. The advisory fee so accrued shall be paid to Adviser on the 15th and on the last day of each month.

      Witness the due execution hereof this 1st day of August, 1999.

                              FEDERATED INVESTMENT
                                    MANAGEMENT COMPANY


                              By:  /s/ G. Andrew Bonnewell
                              Name:  G. Andrew Bonnewell
                              Title:  Vice President


                              MONEY MARKET OBLIGATIONS TRUST


                              By:  /s/ Richard B. Fisher
                              Name:  Richard B. Fisher
                              Title:  Vice President



                                   EXHIBIT P
                                     to the
                          Investment Advisory Contract

                       AUTOMATED GOVERNMENT CASH RESERVES

      For all services rendered by Adviser hereunder, the above-named Fund of the Trust shall pay to Adviser and Adviser agrees to accept as full compensation for all services rendered hereunder, an annual investment advisory fee equal to .50 of 1% of the average daily net assets of the Fund.

      The portion of the fee based upon the average daily net assets of the Fund shall be accrued daily at the rate of 1/365th of .50 of 1% applied to the daily net assets of the Fund.

      The advisory fee so accrued shall be paid to Adviser daily.

      Witness the due execution hereof this 1st day of August, 1999.

                              FEDERATED INVESTMENT
                                    MANAGEMENT COMPANY


                              By:  /s/ G. Andrew Bonnewell
                              Name:  G. Andrew Bonnewell
                              Title:  Vice President


                              MONEY MARKET OBLIGATIONS TRUST


                              By:  /s/ Richard B. Fisher
                              Name:  Richard B. Fisher
                              Title:  Vice President


                                   EXHIBIT Q
                                     to the
                          Investment Advisory Contract

                          U.S. TREASURY CASH RESERVES

      For all services rendered by Adviser hereunder, the above-named Fund of the Trust shall pay to Adviser and Adviser agrees to accept as full compensation for all services rendered hereunder, an annual investment advisory fee equal to .40 of 1% of the average daily net assets of the Fund.

      The portion of the fee based upon the average daily net assets of the Fund shall not be accrued daily at the rate of 1/365th of .40 of 1% applied to the daily net assets of the Fund.

      The advisory fee so accrued shall be paid to Adviser daily.

      Witness the due execution hereof this 1st day of August, 1999.

                              FEDERATED INVESTMENT
                                    MANAGEMENT COMPANY


                              By:  /s/ G. Andrew Bonnewell
                              Name:  G. Andrew Bonnewell
                              Title:  Vice President


                              MONEY MARKET OBLIGATIONS TRUST


                              By:  /s/ Richard B. Fisher
                              Name:  Richard B. Fisher
                              Title:  Vice President


                                   EXHIBIT R
                                     to the
                          Investment Advisory Contract

                        AUTOMATED TREASURY CASH RESERVES

      For all services rendered by Adviser hereunder, the above-named Fund of the Trust shall pay to Adviser and Adviser agrees to accept as full compensation for all services rendered hereunder, an annual investment advisory fee equal to .50 of 1% of the average daily net assets of the Fund.

      The portion of the fee based upon the average daily net assets of the Fund shall be accrued daily at the rate of 1/365th of .50 of 1% applied to the daily net assets of the Fund.

      The advisory fee so accrued shall be paid to Adviser daily.

      Witness the due execution hereof this 1st day of August, 1999.

                              FEDERATED INVESTMENT
                                    MANAGEMENT COMPANY


                              By:  /s/ G. Andrew Bonnewell
                              Name:  G. Andrew Bonnewell
                              Title:  Vice President


                              MONEY MARKET OBLIGATIONS TRUST


                              By:  /s/ Richard B. Fisher
                              Name:  Richard B. Fisher
                              Title:  Vice President


                                   EXHIBIT S
                                     to the
                          Investment Advisory Contract

                            FEDERATED TAX-FREE TRUST

      For all services rendered by Adviser hereunder, the above-named Fund of the Trust shall pay to Adviser and Adviser agrees to accept as full compensation for all services rendered hereunder, an annual investment advisory fee equal to .40 of 1% of the average daily net assets of the Fund.

      The portion of the fee based upon the average daily net assets of the Fund shall be accrued daily at the rate of 1/365th of .40 of 1% applied to the daily net assets of the Fund.

      The advisory fee so accrued shall be paid to Adviser daily.

      Adviser shall reimburse the Fund (limited to the amount of the gross investment advisory fee computed in accordance with the provisions of this Exhibit S) in any fiscal year or portion thereof, the amount, if any, by which the aggregate normal operating expenses of the Fund, including the gross investment advisory fee but excluding interest, taxes, brokerage commissions, expenses of registering and qualifying the Fund and its shares under Federal and state laws, expenses of withholding taxes, and extraordinary expenses for such fiscal year or portion thereof exceed .45 of 1% (or in the case of a portion of a fiscal year, .0375 of 1% multiplied by the number of calendar months in such period) of the average daily net assets of the Fund for such period. This obligation does not include any expenses incurred by shareholders who choose to avail themselves of the Transfer Agent's sub-accounting facilities. Such reimbursement will be accounted for and adjusted annually in accordance with generally accepted accounting principles and any Rules and Regulations of the Securities and Exchange Commission applicable thereto.

      Witness the due execution hereof this 1st day of September, 1999.

                              FEDERATED INVESTMENT
                                    MANAGEMENT COMPANY


                              By:  /s/ G. Andrew Bonnewell
                              Name:  G. Andrew Bonnewell
                              Title:  Vice President


                              MONEY MARKET OBLIGATIONS TRUST


                              By:  /s/ Richard B. Fisher
                              Name:  Richard B. Fisher
                              Title:  Vice President

                                   EXHIBIT T
                                     to the
                          Investment Advisory Contract

                       PENNSYLVANIA MUNICIPAL CASH TRUST

      For all services rendered by Adviser hereunder, the above-named Fund of the Trust shall pay to Adviser and Adviser agrees to accept as full compensation for all services rendered hereunder, an annual investment advisory fee equal to .50 of 1% of the average daily net assets of the Fund.

      The portion of the fee based upon the average daily net assets of the Fund shall be accrued daily at the rate of 1/365th of .50 of 1% applied to the daily net assets of the Fund.

      The advisory fee so accrued shall be paid to Adviser daily.

      The right of the Adviser as set forth in Paragraph 6 of this Contract to assume expenses of one or more of the Funds shall also apply as to any classes of the above-named Fund.

      Witness the due execution hereof this 1st day of November, 1999.

                                    FEDERATED INVESTMENT
                                    MANAGEMENT COMPANY


                                    By:  /s/ G. Andrew Bonnewell
                                    Name:  G. Andrew Bonnewell
                                    Title:  Vice President


                                    MONEY MARKET OBLIGATIONS
                                    TRUST


                                    By:  /s/ Richard B. Fisher
                                    Name:  Richard B. Fisher
                                    Title:  Vice President


                                   EXHIBIT U
                                     to the
                          Investment Advisory Contract

                        CONNECTICUT MUNICIPAL CASH TRUST

      For all services rendered by Adviser hereunder, the above-named Fund of the Trust shall pay to Adviser and Adviser agrees to accept as full compensation for all services rendered hereunder, an annual investment advisory fee equal to .50 of 1% of the average daily net assets of the Fund.

      The portion of the fee based upon the average daily net assets of the Fund shall be accrued daily at the rate of 1/365th of .50 of 1% applied to the daily net assets of the Fund.

      The advisory fee so accrued shall be paid to Adviser daily.

      The right of the Adviser as set forth in Paragraph 6 of this Contract to assume expenses of one or more of the Funds shall also apply as to any classes of the above-named Fund.

      Witness the due execution hereof this 1st day of November, 1999.

                                    FEDERATED INVESTMENT
                                    MANAGEMENT COMPANY


                                    By:  /s/ G. Andrew Bonnewell
                                    Name:  G. Andrew Bonnewell
                                    Title:  Vice President


                                    MONEY MARKET OBLIGATIONS
                                    TRUST


                                    By:  /s/ Richard B. Fisher
                                    Name:  Richard B. Fisher
                                    Title:  Vice President

                                   EXHIBIT V
                                     to the
                          Investment Advisory Contract

                       MASSACHUSETTS MUNICIPAL CASH TRUST

      For all services rendered by Adviser hereunder, the above-named Fund of the Trust shall pay to Adviser and Adviser agrees to accept as full compensation for all services rendered hereunder, an annual investment advisory fee equal to .50 of 1% of the average daily net assets of the Fund.

      The portion of the fee based upon the average daily net assets of the Fund shall be accrued daily at the rate of 1/365th of .50 of 1% applied to the daily net assets of the Fund.

      The advisory fee so accrued shall be paid to Adviser daily.

      The right of the Adviser as set forth in Paragraph 6 of this Contract to assume expenses of one or more of the Funds shall also apply as to any classes of the above-named Fund.

      Witness the due execution hereof this 1st day of November, 1999.

                                    FEDERATED INVESTMENT
                                    MANAGEMENT COMPANY


                                    By:  /s/ G. Andrew Bonnewell
                                    Name:  G. Andrew Bonnewell
                                    Title:  Vice President


                                    MONEY MARKET OBLIGATIONS
                                    TRUST


                                    By:  /s/ Richard B. Fisher
                                    Name:  Richard B. Fisher
                                    Title:  Vice President


                                   EXHIBIT W
                                     to the
                          Investment Advisory Contract

                         MINNESOTA MUNICIPAL CASH TRUST

      For all services rendered by Adviser hereunder, the above-named Fund of the Trust shall pay to Adviser and Adviser agrees to accept as full compensation for all services rendered hereunder, an annual investment advisory fee equal to .40 of 1% of the average daily net assets of the Fund.

      The portion of the fee based upon the average daily net assets of the Fund shall be accrued daily at the rate of 1/365th of .40 of 1% applied to the daily net assets of the Fund.

      The advisory fee so accrued shall be paid to Adviser daily.

      The right of the Adviser as set forth in Paragraph 6 of this Contract to assume expenses of one or more of the Funds shall also apply as to any classes of the above-named Fund.

      Witness the due execution hereof this 1st day of November, 1999.

                                    FEDERATED INVESTMENT
                                    MANAGEMENT COMPANY


                                    By:  /s/ G. Andrew Bonnewell
                                    Name:  G. Andrew Bonnewell
                                    Title:  Vice President


                                    MONEY MARKET OBLIGATIONS
                                    TRUST


                                    By:  /s/ Richard B. Fisher
                                    Name:  Richard B. Fisher
                                    Title:  Vice President



                                   EXHIBIT X
                                     to the
                          Investment Advisory Contract

                        NEW JERSEY MUNICIPAL CASH TRUST

      For all services rendered by Adviser hereunder, the above-named Fund of the Trust shall pay to Adviser and Adviser agrees to accept as full compensation for all services rendered hereunder, an annual investment advisory fee equal to .40 of 1% of the average daily net assets of the Fund.

      The portion of the fee based upon the average daily net assets of the Fund shall be accrued daily at the rate of 1/365th of .40 of 1% applied to the daily net assets of the Fund.

      The advisory fee so accrued shall be paid to Adviser daily.

      The right of the Adviser as set forth in Paragraph 6 of this Contract to assume expenses of one or more of the Funds shall also apply as to any classes of the above-named Fund.

      Witness the due execution hereof this 1st day of November, 1999.

                                    FEDERATED INVESTMENT
                                    MANAGEMENT COMPANY


                                    By:  /s/ G. Andrew Bonnewell
                                    Name:  G. Andrew Bonnewell
                                    Title:  Vice President


                                    MONEY MARKET OBLIGATIONS
                                    TRUST


                                    By:  /s/ Richard B. Fisher
                                    Name:  Richard B. Fisher
                                    Title:  Vice President


                                   EXHIBIT Y
                                     to the
                          Investment Advisory Contract

                           OHIO MUNICIPAL CASH TRUST

      For all services rendered by Adviser hereunder, the above-named Fund of the Trust shall pay to Adviser and Adviser agrees to accept as full compensation for all services rendered hereunder, an annual investment advisory fee equal to .40 of 1% of the average daily net assets of the Fund.

      The portion of the fee based upon the average daily net assets of the Fund shall be accrued daily at the rate of 1/365th of .40 of 1% applied to the daily net assets of the Fund.

      The advisory fee so accrued shall be paid to Adviser daily.

      The right of the Adviser as set forth in Paragraph 6 of this Contract to assume expenses of one or more of the Funds shall also apply as to any classes of the above-named Fund.

      Witness the due execution hereof this 1st day of November, 1999.

                                    FEDERATED INVESTMENT
                                    MANAGEMENT COMPANY


                                    By:  /s/ G. Andrew Bonnewell
                                    Name:  G. Andrew Bonnewell
                                    Title:  Vice President


                                    MONEY MARKET OBLIGATIONS
                                    TRUST


                                    By:  /s/ Richard B. Fisher
                                    Name:  Richard B. Fisher
                                    Title:  Vice President



                                   EXHIBIT Z
                                     to the
                          Investment Advisory Contract

                         VIRGINIA MUNICIPAL CASH TRUST

      For all services rendered by Adviser hereunder, the above-named Fund of the Trust shall pay to Adviser and Adviser agrees to accept as full compensation for all services rendered hereunder, an annual investment advisory fee equal to .40 of 1% of the average daily net assets of the Fund.

      The portion of the fee based upon the average daily net assets of the Fund shall be accrued daily at the rate of 1/365th of .40 of 1% applied to the daily net assets of the Fund.

      The advisory fee so accrued shall be paid to Adviser daily.

      The right of the Adviser as set forth in Paragraph 6 of this Contract to assume expenses of one or more of the Funds shall also apply as to any classes of the above-named Fund.

      Witness the due execution hereof this 1st day of November, 1999.

                                    FEDERATED INVESTMENT
                                    MANAGEMENT COMPANY


                                    By:  /s/ G. Andrew Bonnewell
                                    Name:  G. Andrew Bonnewell
                                    Title:  Vice President


                                    MONEY MARKET OBLIGATIONS
                                    TRUST


                                    By:  /s/ Richard B. Fisher
                                    Name:  Richard B. Fisher
                                    Title:  Vice President


                                   EXHIBIT AA
                                     to the
                          Investment Advisory Contract

                          ALABAMA MUNICIPAL CASH TRUST

      For all services rendered by Adviser hereunder, the above-named Fund of the Trust shall pay to Adviser and Adviser agrees to accept as full compensation for all services rendered hereunder, an annual investment advisory fee equal to .50 of 1% of the average daily net assets of the Fund.

      The portion of the fee based upon the average daily net assets of the Fund shall be accrued daily at the rate of 1/365th of .50 of 1% applied to the daily net assets of the Fund.

      The advisory fee so accrued shall be paid to Adviser daily.

      Witness the due execution hereof this 1st day of November, 1999.

                                    FEDERATED INVESTMENT
                                    MANAGEMENT COMPANY


                                    By:  /s/ G. Andrew Bonnewell
                                    Name:  G. Andrew Bonnewell
                                    Title:  Vice President


                                    MONEY MARKET OBLIGATIONS
                                    TRUST


                                    By:  /s/ Richard B. Fisher
                                    Name:  Richard B. Fisher
                                    Title:  Vice President

                                   EXHIBIT BB
                                     to the
                          Investment Advisory Contract

                      NORTH CAROLINA MUNICIPAL CASH TRUST

      For all services rendered by Adviser hereunder, the above-named Fund of the Trust shall pay to Adviser and Adviser agrees to accept as full compensation for all services rendered hereunder, an annual investment advisory fee equal to .50 of 1% of the average daily net assets of the Fund.

      The portion of the fee based upon the average daily net assets of the Fund shall be accrued daily at the rate of 1/365th of .50 of 1% applied to the daily net assets of the Fund.

      The advisory fee so accrued shall be paid to Adviser daily.

      Witness the due execution hereof this 1st day of November, 1999.

                                    FEDERATED INVESTMENT
                                    MANAGEMENT COMPANY


                                    By:  /s/ G. Andrew Bonnewell
                                    Name:  G. Andrew Bonnewell
                                    Title:  Vice President


                                    MONEY MARKET OBLIGATIONS
                                    TRUST


                                    By:  /s/ Richard B. Fisher
                                    Name:  Richard B. Fisher
                                    Title:  Vice President

                                   EXHIBIT CC
                                     to the
                          Investment Advisory Contract

                         MARYLAND MUNICIPAL CASH TRUST

      For all services rendered by Adviser hereunder, the above-named Fund of the Trust shall pay to Adviser and Adviser agrees to accept as full compensation for all services rendered hereunder, an annual investment advisory fee equal to .50 of 1% of the average daily net assets of the Fund.

      The portion of the fee based upon the average daily net assets of the Fund shall be accrued daily at the rate of 1/365th of .50 of 1% applied to the daily net assets of the Fund.

      The advisory fee so accrued shall be paid to Adviser daily.

      Witness the due execution hereof this 1st day of November, 1999.

                                    FEDERATED INVESTMENT
                                    MANAGEMENT COMPANY


                                    By:  /s/ G. Andrew Bonnewell
                                    Name:  G. Andrew Bonnewell
                                    Title:  Vice President


                                    MONEY MARKET OBLIGATIONS
                                    TRUST


                                    By:  /s/ Richard B. Fisher
                                    Name:  Richard B. Fisher
                                    Title:  Vice President


                                   EXHIBIT DD
                                     to the
                          Investment Advisory Contract

                         NEW YORK MUNICIPAL CASH TRUST

      For all services rendered by Adviser hereunder, the above-named Fund of the Trust shall pay to Adviser and Adviser agrees to accept as full compensation for all services rendered hereunder, an annual investment advisory fee equal to .40 of 1% of the average daily net assets of the Fund.

      The portion of the fee based upon the average daily net assets of the Fund shall be accrued daily at the rate of 1/365th of .40 of 1% applied to the daily net assets of the Fund.

      The advisory fee so accrued shall be paid to Adviser daily.

      Witness the due execution hereof this 1st day of November, 1999.

                                    FEDERATED INVESTMENT
                                    MANAGEMENT COMPANY


                                    By:  /s/ G. Andrew Bonnewell
                                    Name:  G. Andrew Bonnewell
                                    Title:  Vice President


                                    MONEY MARKET OBLIGATIONS
                                    TRUST


                                    By:  /s/ Richard B. Fisher
                                    Name:  Richard B. Fisher
                                    Title:  Vice President

                                   EXHIBIT EE
                                     to the
                          Investment Advisory Contract

                        CALIFORNIA MUNICIPAL CASH TRUST

      For all services rendered by Adviser hereunder, the above-named Fund of the Trust shall pay to Adviser and Adviser agrees to accept as full compensation for all services rendered hereunder, an annual investment advisory fee equal to .50 of 1% of the average daily net assets of the Fund.

      The portion of the fee based upon the average daily net assets of the Fund shall be accrued daily at the rate of 1/365th of .50 of 1% applied to the daily net assets of the Fund.

      The advisory fee so accrued shall be paid to Adviser daily.

      Witness the due execution hereof this 1st day of November, 1999.

                                    FEDERATED INVESTMENT
                                    MANAGEMENT COMPANY


                                    By:  /s/ G. Andrew Bonnewell
                                    Name:  G. Andrew Bonnewell
                                    Title:  Vice President


                                    MONEY MARKET OBLIGATIONS
                                    TRUST


                                    By:  /s/ Richard B. Fisher
                                    Name:  Richard B. Fisher
                                    Title:  Vice President




                                   EXHIBIT FF
                                     to the
                          Investment Advisory Contract

                          FLORIDA MUNICIPAL CASH TRUST

      For all services rendered by Adviser hereunder, the above-named Fund of the Trust shall pay to Adviser and Adviser agrees to accept as full compensation for all services rendered hereunder, an annual investment advisory fee equal to .40 of 1% of the average daily net assets of the Fund.

      The portion of the fee based upon the average daily net assets of the Fund shall be accrued daily at the rate of 1/365th of .40 of 1% applied to the daily net assets of the Fund.

      The advisory fee so accrued shall be paid to Adviser daily.

      Witness the due execution hereof this 1st day of November, 1999.

                                    FEDERATED INVESTMENT
                                    MANAGEMENT COMPANY


                                    By:  /s/ G. Andrew Bonnewell
                                    Name:  G. Andrew Bonnewell
                                    Title:  Vice President


                                    MONEY MARKET OBLIGATIONS
                                    TRUST


                                    By:  /s/ Richard B. Fisher
                                    Name:  Richard B. Fisher
                                    Title:  Vice President

                                   EXHIBIT GG
                                     to the
                          Investment Advisory Contract

                          GEORGIA MUNICIPAL CASH TRUST

      For all services rendered by Adviser hereunder, the above-named Fund of the Trust shall pay to Adviser and Adviser agrees to accept as full compensation for all services rendered hereunder, an annual investment advisory fee equal to .50 of 1% of the average daily net assets of the Fund.

      The portion of the fee based upon the average daily net assets of the Fund shall be accrued daily at the rate of 1/365th of .50 of 1% applied to the daily net assets of the Fund.

      The advisory fee so accrued shall be paid to Adviser daily.

      Witness the due execution hereof this 1st day of November, 1999.

                                    FEDERATED INVESTMENT
                                    MANAGEMENT COMPANY


                                    By:  /s/ G. Andrew Bonnewell
                                    Name:  G. Andrew Bonnewell
                                    Title:  Vice President


                                    MONEY MARKET OBLIGATIONS
                                    TRUST


                                    By:  /s/ Richard B. Fisher
                                    Name:  Richard B. Fisher
                                    Title:  Vice President

                                   EXHIBIT HH
                                     to the
                          Investment Advisory Contract

                         MICHIGAN MUNICIPAL CASH TRUST

      For all services rendered by Adviser hereunder, the above-named Fund of the Trust shall pay to Adviser and Adviser agrees to accept as full compensation for all services rendered hereunder, an annual investment advisory fee equal to .50 of 1% of the average daily net assets of the Fund.

      The portion of the fee based upon the average daily net assets of the Fund shall be accrued daily at the rate of 1/365th of .50 of 1% applied to the daily net assets of the Fund.

      The advisory fee so accrued shall be paid to Adviser daily.

      Witness the due execution hereof this 1st day of November, 1999.

                                    FEDERATED INVESTMENT
                                    MANAGEMENT COMPANY


                                    By:  /s/ G. Andrew Bonnewell
                                    Name:  G. Andrew Bonnewell
                                    Title:  Vice President


                                    MONEY MARKET OBLIGATIONS
                                    TRUST


                                    By:  /s/ Richard B. Fisher
                                    Name:  Richard B. Fisher
                                    Title:  Vice President

Terminated 11/1/99
                                   EXHIBIT II
                                     to the
                          Investment Advisory Contract

                         TENNESSEE MUNICIPAL CASH TRUST

      For all services rendered by Adviser hereunder, the above-named Fund of the Trust shall pay to Adviser and Adviser agrees to accept as full compensation for all services rendered hereunder, an annual investment advisory fee equal to .50 of 1% of the average daily net assets of the Fund.

      The portion of the fee based upon the average daily net assets of the Fund shall be accrued daily at the rate of 1/365th of .50 of 1% applied to the daily net assets of the Fund.

      The advisory fee so accrued shall be paid to Adviser daily.

      Witness the due execution hereof this 1st day of November, 1999.

                                    FEDERATED INVESTMENT
                                    MANAGEMENT COMPANY


                                    By:  /s/ G. Andrew Bonnewell
                                    Name:  G. Andrew Bonnewell
                                    Title:  Vice President


                                    MONEY MARKET OBLIGATIONS
                                    TRUST


                                    By:  /s/ Richard B. Fisher
                                    Name:  Richard B. Fisher
                                    Title:  Vice President


                                   EXHIBIT JJ
                                     to the
                          Investment Advisory Contract

                          ARIZONA MUNICIPAL CASH TRUST

      For all services rendered by Adviser hereunder, the above-named Fund of the Trust shall pay to Adviser and Adviser agrees to accept as full compensation for all services rendered hereunder, an annual investment advisory fee equal to .50 of 1% of the average daily net assets of the Fund.

      The portion of the fee based upon the average daily net assets of the Fund shall be accrued daily at the rate of 1/365th of .50 of 1% applied to the daily net assets of the Fund.

      The advisory fee so accrued shall be paid to Adviser daily.

      Witness the due execution hereof this 1st day of November, 1999.

                                    FEDERATED INVESTMENT
                                    MANAGEMENT COMPANY


                                    By:  /s/ G. Andrew Bonnewell
                                    Name:  G. Andrew Bonnewell
                                    Title:  Vice President


                                    MONEY MARKET OBLIGATIONS
                                    TRUST


                                    By:  /s/ Richard B. Fisher
                                    Name:  Richard B. Fisher
                                    Title:  Vice President

                                   EXHIBIT KK
                                     to the
                          Investment Advisory Contract

                           MUNICIPAL OBLIGATIONS FUND


      For all services rendered by Adviser hereunder, the above-named Fund of the Trust shall pay to Adviser and Adviser agrees to accept as full compensation for all services rendered hereunder, an annual investment advisory fee equal to .20 of 1% of the average daily net assets of the Fund.

      The portion of the fee based upon the average daily net assets of the Fund shall be accrued daily at the rate of 1/365th of .20 of 1% applied to the daily net assets of the Fund.

      The advisory fee so accrued shall be paid to Adviser daily.

      Witness the due execution hereof this 1st day of November, 1999.

                                    FEDERATED INVESTMENT
                                    MANAGEMENT COMPANY


                                    By:  /s/ G. Andrew Bonnewell
                                    Name:  G. Andrew Bonnewell
                                    Title:  Vice President


                                    MONEY MARKET OBLIGATIONS
                                    TRUST


                                    By:  /s/ Richard B. Fisher
                                    Name:  Richard B. Fisher
                                    Title:  Vice President

                                   EXHIBIT LL
                                     to the
                          Investment Advisory Contract

                          PRIME CASH OBLIGATIONS FUND


      For all services rendered by Adviser hereunder, the above-named Fund of the Money Market Obligations Trust II shall pay to Adviser and Adviser agrees to accept as full compensation for all services rendered hereunder, an annual investment advisory fee equal to .20 of 1% of the average daily net assets of the Fund.

      The portion of the fee based upon the average daily net assets of the Fund shall be accrued daily at the rate of 1/365th of .20 of 1% applied to the daily net assets of the Fund.

      The advisory fee so accrued shall be paid to Adviser daily.

      Witness the due execution hereof this 1st day of November, 1999.

                                    FEDERATED INVESTMENT
                                    MANAGEMENT COMPANY


                                    By:  /s/ G. Andrew Bonnewell
                                    Name:  G. Andrew Bonnewell
                                    Title:  Vice President


                                    MONEY MARKET OBLIGATIONS
                                    TRUST


                                    By:  /s/ Richard B. Fisher
                                    Name:  Richard B. Fisher
                                    Title:  Vice President

                                   EXHIBIT MM
                                     to the
                          Investment Advisory Contract

                          PRIME VALUE OBLIGATIONS FUND


      For all services rendered by Adviser hereunder, the above-named Fund of the Money Market Obligations Trust II shall pay to Adviser and Adviser agrees to accept as full compensation for all services rendered hereunder, an annual investment advisory fee equal to .20 of 1% of the average daily net assets of the Fund.

      The portion of the fee based upon the average daily net assets of the Fund shall be accrued daily at the rate of 1/365th of .20 of 1% applied to the daily net assets of the Fund.

      The advisory fee so accrued shall be paid to Adviser daily.

      Witness the due execution hereof this 1st day of November, 1999.

                                    FEDERATED INVESTMENT
                                    MANAGEMENT COMPANY


                                    By:  /s/ G. Andrew Bonnewell
                                    Name:  G. Andrew Bonnewell
                                    Title:  Vice President


                                    MONEY MARKET OBLIGATIONS
                                    TRUST


                                    By:  /s/ Richard B. Fisher
                                    Name:  Richard B. Fisher
                                    Title:  Vice President

                                   EXHIBIT NN
                                     to the
                          Investment Advisory Contract

                               MONEY MARKET TRUST

      For all services rendered by Adviser hereunder, the Trust shall pay to Adviser and Adviser agrees to accept as full compensation for all services rendered hereunder, a net investment advisory fee equal to the gross investment advisory fee computed in accordance with subparagraph (a) hereof, less the reimbursement computed in accordance with subparagraph (b) hereof:

        (a) The annual gross investment advisory fee shall be equal to 0.40% of the average daily net assets of the Trust. Such fee shall be accrued daily at the rate of 1/365th of 0.40% of the daily net assets of the Trust.

        (b) Adviser shall reimburse the Trust (limited to the amount of gross investment advisory fee computed in accordance with the provisions of subparagraph (a) of this paragraph 4) in any fiscal year or portion thereof, the amount, if any, by which the aggregate normal operating expenses of the Trust, including the gross investment advisory fee but excluding interest, taxes, brokerage commissions, expenses of registering and qualifying the Trust and its shares under Federal and State laws, expenses of withholding taxes, and extraordinary expenses for such fiscal year or portion thereof exceed .45 of 1% (or in the case of a portion of a fiscal year, .0375 of 1% multiplied by the number of calendar months in such period) of the average daily net assets of the Trust for such period. This obligation does not include any expenses incurred by shareholders who choose to avail themselves of the Transfer Agent's sub-accounting facilities. Such reimbursement will be accounted for and adjusted annually in accordance with generally accepted accounting principles and any Rules and Regulations of the Securities and Exchange Commission applicable thereto.

(c) The net advisory fee so accrued during each calendar month shall be paid to Adviser on the last day of each month.

      Witness the due execution hereof this 1st day of November, 1999.

                                    FEDERATED INVESTMENT
                                    MANAGEMENT COMPANY

                                    By:  /s/ G. Andrew Bonnewell
                                    Name:  G. Andrew Bonnewell
                                    Title:  Vice President


                                    MONEY MARKET OBLIGATIONS
                                    TRUST

                                    By:  /s/ Richard B. Fisher
                                    Name:  Richard B. Fisher
                                    Title:  Vice President

                                   Exhibit OO
                                     to the
                          Investment Advisory Contract

                            MONEY MARKET MANAGEMENT

      For all services rendered by Adviser hereunder, the Trust shall pay to Adviser and Adviser agrees to accept as full compensation for all services rendered hereunder, an annual gross investment advisory fee ranging from 0.5% on the first $500 million of average daily net assets of the Trust to 0.4% on average daily net assets in excess of $2 billion as specified below:

    INVESTMENT ADVISORY FEE         AVERAGE DAILY NET ASSETS
                                          OF THE TRUST

            .5%                          on the first $500 million
            .475%                        on the next $500 million
            .45%                         on the next $500 million
            .425%                        on the next $500 million
            .4%                          thereafter

      The advisory fee so accrued shall be paid to Adviser daily.

      Witness the due execution hereof this 1st day of February, 2000.


                                    FEDERATED INVESTMENT
                                    MANAGEMENT COMPANY


                                    By:  /s/ G. Andrew Bonnewell
                                    Name:  G. Andrew Bonnewell
                                    Title:  Vice President


                                    MONEY MARKET OBLIGATIONS
                                    TRUST


                                    By:  /s/ Richard B. Fisher
                                    Name:  Richard B. Fisher
                                    Title:  Vice President



                                   Exhibit PP
                                     to the
                          Investment Advisory Contract

                              TAX-FREE INSTRUMENTS

      For all services rendered by Adviser hereunder, the Trust shall pay to Adviser and Adviser agrees to accept as full compensation for all services rendered hereunder, an annual gross investment advisory fee equal to 0.5% of the average daily net assets of the Fund.

      The portion of the fee based upon the average daily net assets of the Fund shall be accrued daily at the rate of 1/365th of 0.5 of 1% applied to the daily net assets of the Fund.

      The advisory fee so accrued shall be paid to Adviser daily.

      Witness the due execution hereof this 1st day of September, 2000.


                                    FEDERATED INVESTMENT
                                    MANAGEMENT COMPANY


                                    By:  /s/ G. Andrew Bonnewell
                                    Name:  G. Andrew Bonnewell
                                    Title:  Vice President


                                    MONEY MARKET OBLIGATIONS
                                    TRUST


                                    By:  /s/ J. Christopher Donahue
                                    Name:  J. Christopher Donahue
                                    Title:  President



                           LIMITED POWER OF ATTORNEY


      KNOW ALL MEN BY THESE PRESENTS, dated as of April 1, 1999, that Money Market Obligations Trust, a business trust duly organized under the laws of the Commonwealth of Massachusetts (the "Trust"), does hereby nominate, constitute and appoint Federated Investment Management Company, a business trust duly organized under the laws of the state of Delaware (the "Adviser"), to act hereunder as the true and lawful agent and attorney-in-fact of the Trust, acting on behalf of each of the series portfolios for which the Adviser acts as investment adviser shown on Schedule 1 attached hereto and incorporated by reference herein (each such series portfolio being hereinafter referred to as a "Fund" and collectively as the "Funds"), for the specific purpose of executing and delivering all such agreements, instruments, contracts, assignments, bond powers, stock powers, transfer instructions, receipts, waivers, consents and other documents, and performing all such acts, as the Adviser may deem necessary or reasonably desirable, related to the acquisition, disposition and/or reinvestment of the funds and assets of a Fund of the Trust in accordance with Adviser's supervision of the investment, sale and reinvestment of the funds and assets of each Fund pursuant to the authority granted to the Adviser as investment adviser of each Fund under that certain investment advisory contract dated December 11, 1989 by and between the Adviser and the Trust (such investment advisory contract, as may be amended, supplemented or otherwise modified from time to time is hereinafter referred to as the "Investment Advisory Contract").

      The Adviser shall exercise or omit to exercise the powers and authorities granted herein in each case as the Adviser in its sole and absolute discretion deems desirable or appropriate under existing circumstances. The Trust hereby ratifies and confirms as good and effectual, at law or in equity, all that the Adviser, and its officers and employees, may do by virtue hereof. However, despite the above provisions, nothing herein shall be construed as imposing a duty on the Adviser to act or assume responsibility for any matters referred to above or other matters even though the Adviser may have power or authority hereunder to do so. Nothing in this Limited Power of Attorney shall be construed (i) to be an amendment or modifications of, or supplement to, the Investment Advisory Contract, (ii) to amend, modify, limit or denigrate any duties, obligations or liabilities of the Adviser under the terms of the Investment Advisory Contract or (iii) exonerate, relieve or release the Adviser any losses, obligations, penalties, actions, judgments and suits and other costs, expenses and disbursements of any kind or nature whatsoever which may be imposed on, incurred by or asserted against the Adviser (x) under the terms of the Investment Advisory Contract or (y) at law, or in equity, for the performance of its duties as the investment adviser of any of the Funds.

      The Trust hereby agrees to indemnify and save harmless the Adviser and its Trustees/partners, officers and employees (each of the foregoing an "Indemnified Party" and collectively the "Indemnified Parties") against and from any and all losses, obligations, penalties, actions, judgments and suits and other costs, expenses and disbursements of any kind or nature whatsoever which may be imposed on, incurred by or asserted against an Indemnified Party, other than as a consequence of gross negligence or willful misconduct on the part of an Indemnified Party, arising out of or in connection with this Limited Power of Attorney or any other agreement, instrument or document executed in connection with the exercise of the authority granted to the Adviser herein to act on behalf of the Trust, including without limitation the reasonable costs, expenses and disbursements in connection with defending such Indemnified Party against any claim or liability related to the exercise or performance of any of the Adviser's powers or duties under this Limited Power of Attorney or any of the other agreements, instruments or documents executed in connection with the exercise of the authority granted to the Adviser herein to act on behalf of the Trust, or the taking of any action under or in connection with any of the foregoing. The obligations of the Trust under this paragraph shall survive the termination of this Limited Power of Attorney with respect to actions taken by the Adviser on behalf of the Trust during the term of this Limited Power of Attorney. No Fund shall have any joint or several obligation with any other Fund to reimburse or indemnify an Indemnified Party for any action, event, matter or occurrence performed or omitted by or on behalf of the Adviser in its capacity as agent or attorney-in-fact of Trust acting on behalf of any other Fund hereunder.

      Any person, partnership, corporation or other legal entity dealing with the Adviser in its capacity as attorney-in-fact hereunder for the Trust is hereby expressly put on notice that the Adviser is acting solely in the capacity as an agent of the Trust and that any such person, partnership, corporation or other legal entity must look solely to the Trust in question for enforcement of any claim against the Trust, as the Adviser assumes no personal liability whatsoever for obligations of the Trust entered into by the Adviser in its capacity as attorney-in-fact for the Trust.

      Each person, partnership, corporation or other legal entity which deals with a Fund of the Trust through the Adviser in its capacity as agent and attorney-in-fact of the Trust, is hereby expressly put on notice (i) that all persons or entities dealing with the Trust must look solely to the assets of the Fund of the Trust on whose behalf the Adviser is acting pursuant to its powers hereunder for enforcement of any claim against the Trust, as the Trustees, officers and/or agents of such Trust, the shareholders of the various classes of shares of the Trust and the other Funds of the Trust assume no personal liability whatsoever for obligations entered into on behalf of such Fund of the Trust, and (ii) that the rights, liabilities and obligations of any one Fund are separate and distinct from those of any other Fund of the Trust.

      The execution of this Limited Power of Attorney by the Trust acting on behalf of the several Funds shall not be deemed to evidence the existence of any express or implied joint undertaking or appointment by and among any or all of the Funds. Liability for or recourse under or upon any undertaking of the Adviser pursuant to the power or authority granted to the Adviser under this Limited Power of Attorney under any rule of law, statute or constitution or by the enforcement of any assessment or penalty or by legal or equitable proceedings or otherwise shall be limited only to the assets of the Fund of the Trust on whose behalf the Adviser was acting pursuant to the authority granted hereunder.

      The Trust hereby agrees that no person, partnership, corporation or other legal entity dealing with the Adviser shall be bound to inquire into the Adviser's power and authority hereunder and any such person, partnership, corporation or other legal entity shall be fully protected in relying on such power or authority unless such person, partnership, corporation or other legal entity has received prior written notice from the Trust that this Limited Power of Attorney has been revoked. This Limited Power of Attorney shall be revoked and terminated automatically upon the cancellation or termination of the Investment Advisory Contract between the Trust and the Adviser. Except as provided in the immediately preceding sentence, the powers and authorities herein granted may be revoked or terminated by the Trust at any time provided that no such revocation or termination shall be effective until the Adviser has received actual notice of such revocation or termination in writing from the Trust.

      This Limited Power of Attorney constitutes the entire agreement between the Trust and the Adviser, may be changed only by a writing signed by both of them, and shall bind and benefit their respective successors and assigns; provided, however, the Adviser shall have no power or authority hereunder to appoint a successor or substitute attorney in fact for the Trust.

      This Limited Power of Attorney shall be governed and construed in accordance with the laws of the Commonwealth of Pennsylvania without reference to principles of conflicts of laws. If any provision hereof, or any power or authority conferred upon the Adviser herein, would be invalid or unexercisable under applicable law, then such provision, power or authority shall be deemed modified to the extent necessary to render it valid or exercisable while most nearly preserving its original intent, and no provision hereof, or power or authority conferred upon the Adviser herein, shall be affected by the invalidity or the non-exercisability of another provision hereof, or of another power or authority conferred herein.

      This Limited Power of Attorney may be executed in as many identical counterparts as may be convenient and by the different parties hereto on separate counterparts. This Limited Power of Attorney shall become binding on the Trust when the Trust shall have executed at least one counterpart and the Adviser shall have accepted its appointment by executing this Limited Power of Attorney. Immediately after the execution of a counterpart original of this Limited Power of Attorney and solely for the convenience of the parties hereto, the Trust and the Adviser will execute sufficient counterparts so that the Adviser shall have a counterpart executed by it and the Trust, and the Trust shall have a counterpart executed by the Trust and the Adviser. Each counterpart shall be deemed an original and all such taken together shall constitute but one and the same instrument, and it shall not be necessary in making proof of this Limited Power of Attorney to produce or account for more than one such counterpart.

      IN WITNESS WHEREOF, the Trust has caused this Limited Power of Attorney to be executed by its duly authorized officer as of the date first written above.

                                       Money Market Obligations Trust


                                       By:   /s/ Deborah A. Cunningham
                                       Name: Deborah A. Cunningham
                                       Title:
                                       Vice President






Accepted and agreed to this
1st day of April, 1999

Federated Investment Management Company


By:   /s/ G. Andrew Bonnewell
Name: G. Andrew Bonnewell
Title:                           Vice President


Superseded by Amd. #1, dated 8/1/99

                                   Schedule 1
                          to Limited Power of Attorney
                           dated as of April 1, 1999
                       by Money Market Obligations Trust
                            (the Trust "), acting on
                    behalf of each of the series portfolios
                          listed below, and appointing
                    Federated Investment Management Company
                          the attorney-in-fact of the
                                     Trust


                           List of Series Portfolios

                        Automated Cash Management Trust
                        Automated Government Money Trust
                             Federated Master Trust
                   Federated Short-Term U.S. Government Trust
                          Government Obligations Fund
                               Liquid Cash Trust
                             Prime Obligations Fund
                           Tax-Free Obligations Fund
                           Treasury Obligations Fund
                       Trust for Government Cash Reserves
                Trust for Short-Term U.S. Government Securities
                      Trust for U.S. Treasury Obligations

Superseded by Amd. #2, dated 8/1/99

                           Amendment #1 to Schedule 1
                          to Limited Power of Attorney
                           dated as of April 1, 1999
                         (revised as of August 1, 1999)
                       by Money Market Obligations Trust
                            (the Trust "), acting on
                    behalf of each of the series portfolios
                          listed below, and appointing
                    Federated Investment Management Company
                          the attorney-in-fact of the
                                     Trust


                           List of Series Portfolios

                        Automated Cash Management Trust
                       Automated Government Cash Reserves
                        Automated Government Money Trust
                        Automated Treasury Cash Reserves
                             Federated Master Trust
                   Federated Short-Term U.S. Government Trust
                          Government Obligations Fund
                   Liberty U.S. Government Money Market Trust
                               Liquid Cash Trust
                             Prime Obligations Fund
                           Tax-Free Obligations Fund
                           Treasury Obligations Fund
                       Trust for Government Cash Reserves
                Trust for Short-Term U.S. Government Securities
                      Trust for U.S. Treasury Obligations
                          U.S. Treasury Cash Reserves

Superseded by Amd. #3, dated 8/1/99

                           Amendment #2 to Schedule 1
                          to Limited Power of Attorney
                           dated as of April 1, 1999
                         (as revised September 1, 1999)
                       by Money Market Obligations Trust
                            (the Trust "), acting on
                    behalf of each of the series portfolios
                          listed below, and appointing
                    Federated Investment Management Company
                          the attorney-in-fact of the
                                     Trust


                           List of Series Portfolios

                        Automated Cash Management Trust
                       Automated Government Cash Reserves
                        Automated Government Money Trust
                        Automated Treasury Cash Reserves
                             Federated Master Trust
                   Federated Short-Term U.S. Government Trust
                            Federated Tax-Free Trust
                          Government Obligations Fund
                   Liberty U.S. Government Money Market Trust
                               Liquid Cash Trust
                             Prime Obligations Fund
                           Tax-Free Obligations Fund
                           Treasury Obligations Fund
                       Trust for Government Cash Reserves
                Trust for Short-Term U.S. Government Securities
                      Trust for U.S. Treasury Obligations
                          U.S. Treasury Cash Reserves

Superseded by Amd. #4, dated 8/1/99
                           Amendment #3 to Schedule 1
                          to Limited Power of Attorney
                           dated as of April 1, 1999
                           (as revised June 1, 2000)
                       by Money Market Obligations Trust
                            (the Trust "), acting on
                    behalf of each of the series portfolios
                          listed below, and appointing
                    Federated Investment Management Company
                          the attorney-in-fact of the
                                     Trust


                           List of Series Portfolios

                          Alabama Municipal Cash Trust
                          Arizona Municipal Cash Trust
                        Automated Cash Management Trust
                       Automated Government Cash Reserves
                        Automated Government Money Trust
                        Automated Treasury Cash Reserves
                        California Municipal Cash Trust
                        Connecticut Municipal Cash Trust
                             Federated Master Trust
                   Federated Short-Term U.S. Government Trust
                            Federated Tax-Free Trust
                          Florida Municipal Cash Trust
                          Georgia Municipal Cash Trust
                          Government Obligations Fund
                   Liberty U.S. Government Money Market Trust
                               Liquid Cash Trust
                         Maryland Municipal Cash Trust
                       Massachusetts Municipal Cash Trust
                         Michigan Municipal Cash Trust
                         Minnesota Municipal Cash Trust
                            Money Market Management
                               Money Market Trust
                           Municipal Obligations Fund
                        New Jersey Municipal Cash Trust
                         New York Municipal Cash Trust
                      North Carolina Municipal Cash Trust
                           Ohio Municipal Cash Trust
                       Pennsylvania Municipal Cash Trust
                          Prime Cash Obligations Fund
                             Prime Obligations Fund
                          Prime Value Obligations Fund
                           Tax-Free Obligations Fund
                         Tennessee Municipal Cash Trust
                           Treasury Obligations Fund
                       Trust for Government Cash Reserves
                Trust for Short-Term U.S. Government Securities
                      Trust for U.S. Treasury Obligations
                          U.S. Treasury Cash Reserves

                           Amendment #4 to Schedule 1
                          to Limited Power of Attorney
                           dated as of April 1, 1999
                         (as revised September 1, 2000)
                       by Money Market Obligations Trust
                            (the Trust "), acting on
                    behalf of each of the series portfolios
                          listed below, and appointing
                    Federated Investment Management Company
                          the attorney-in-fact of the
                                     Trust


                           List of Series Portfolios

                          Alabama Municipal Cash Trust
                          Arizona Municipal Cash Trust
                        Automated Cash Management Trust
                       Automated Government Cash Reserves
                        Automated Government Money Trust
                        Automated Treasury Cash Reserves
                        California Municipal Cash Trust
                        Connecticut Municipal Cash Trust
                             Federated Master Trust
                   Federated Short-Term U.S. Government Trust
                            Federated Tax-Free Trust
                          Florida Municipal Cash Trust
                          Georgia Municipal Cash Trust
                          Government Obligations Fund
                   Liberty U.S. Government Money Market Trust
                               Liquid Cash Trust
                         Maryland Municipal Cash Trust
                       Massachusetts Municipal Cash Trust
                         Michigan Municipal Cash Trust
                         Minnesota Municipal Cash Trust
                            Money Market Management
                               Money Market Trust
                           Municipal Obligations Fund
                        New Jersey Municipal Cash Trust
                         New York Municipal Cash Trust
                      North Carolina Municipal Cash Trust
                           Ohio Municipal Cash Trust
                       Pennsylvania Municipal Cash Trust
                          Prime Cash Obligations Fund
                             Prime Obligations Fund
                          Prime Value Obligations Fund
                           Tax-Free Instruments Trust
                           Tax-Free Obligations Fund
                         Tennessee Municipal Cash Trust
                           Treasury Obligations Fund
                       Trust for Government Cash Reserves
                Trust for Short-Term U.S. Government Securities
                      Trust for U.S. Treasury Obligations
                          U.S. Treasury Cash Reserves